UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

ARCUS BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38419	47-3898435
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3928 Point Eden Way

Hayward, CA 94545

(Address of principal executive offices)

Registrant’s telephone number, including area code: (510) 694-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Titles of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, Par Value $0.0001 Per Share	RCUS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company:  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 3, 2021, Arcus Biosciences, Inc. held its annual meeting of stockholders.  The results of the stockholder votes on each proposal brought before the Annual Meeting is as follows:

Proposal 1: The election of four directors to hold office until the 2024 Annual Meeting of Stockholders and until each of his or her successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Terry Rosen, Ph.D.	45,017,458	8,306,048	10,086,105
Kathryn Falberg	40,766,075	12,557,431	10,086,105
Jennifer Jarrett	42,484,905	10,838,601	10,086,105
Michael Quigley, Ph.D.	42,846,177	10,477,329	10,086,105

Proposal 2: The ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of Arcus for its fiscal year ending December 31, 2021:

Votes For	Votes Against	Abstentions
61,673,634	1,725,312	10,665

There were no broker non-votes for Proposal 2.

Proposal 3: The approval, on an advisory basis, of the compensation of Arcus’s named executive officers as disclosed in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,380,164	3,932,105	11,237	10,086,105

Proposal 4: The approval, on an advisory basis, of the preferred frequency of stockholder advisory votes on the compensation of Arcus’s named executive officers:

One Year	Two Years	Three Years	Abstentions
53,164,922	5,140	118,467	34,977

There were 10,086,105 broker non-votes for Proposal 4.

In light of the vote on Proposal 4, Arcus has determined that it will include a stockholder vote on the compensation of Arcus’s named executive officers in its proxy materials until the next required vote on the frequency of stockholder votes on the compensation of Arcus’s named executive officers.

Item 8.01Other Events.

On June 3, 2021, the Arcus Board of Directors, upon the recommendation of the Compensation Committee, revised its Non-Employee Director Compensation Program.  The Non-Employee Director Compensation Program, as so revised, is filed as Exhibit 10.1 to this Form 8-K.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Non-Employee Director Compensation Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCUS BIOSCIENCES, INC.

Date: June 7, 2021	By:	/s/ Terry Rosen, Ph.D.
Terry Rosen, Ph.D.
Chief Executive Officer